ULTIMUS MANAGERS TRUST

(the “Trust”)

Blue Current Global Dividend Fund

Institutional Class (BCGDX)

Supplement dated June 21, 2023 to the
Prospectus dated December 29, 2022, as supplemented on May 1, 2023

This supplement updates certain information in the Prospectus of the Blue Current Global Dividend Fund (the “Fund”), a series of the Trust.

Investment Adviser – Anticipated Change in Control

Change of Control

Focus Financial Partners Inc. (“Focus”), the ultimate parent company of Edge Capital Group, LLC (the “Adviser”), the investment adviser to the Fund, has agreed to be acquired by Clayton, Dubilier & Rice (the “Transaction”). Stone Point Capital, Focus’ largest current shareholder, is anticipated to retain a portion of their investment in Focus as part of the Transaction and provide new equity financing in connection with the Transaction. The Transaction is anticipated to result in a change in control of the Adviser, and therefore an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund’s existing investment advisory agreement (the “Current Advisory Agreement”) with the Adviser and will result in the Current Advisory Agreement’s automatic termination. The Transaction is not expected to result in any material change in the day-to-day management of the Fund or the Adviser.

The Transaction is anticipated to close in the third quarter of 2023, subject to customary closing conditions. There can be no assurance that the Transaction will be consummated as contemplated or that necessary closing conditions will be satisfied. In the event the Transaction does not close, the Current Advisory Agreement will remain in effect.

Investment Advisory Agreements

In anticipation of the closing of the Transaction, the Trust’s Board of Trustees (the “Board”) approved a new advisory agreement (the “New Advisory Agreement”) with the Adviser with respect to the Fund at a meeting on May 31, 2023 (the “Meeting”). The New Advisory Agreement must be approved by shareholders of the Fund. It is expected there will be a special meeting of shareholders (the “Special Shareholder Meeting”) at which the Fund’s shareholders will be asked to consider the approval of the New Advisory Agreement. The New Advisory Agreement will have identical advisory fees for the Fund and substantially similar terms and conditions to the Current Advisory Agreement.

At the Meeting the Board also approved an interim advisory agreement (the “Interim Advisory Agreement”) in order to provide for continuity in the operation of the Fund in the event the Transaction closes before the Special Shareholder Meeting. The Interim Advisory Agreement will allow the Adviser to continue to advise the Fund for up to 150 days after the closing of the Transaction or until the New Advisory Agreement is approved by the Fund’s shareholders, if sooner. The Interim Advisory Agreement has identical advisory fees for the Fund and has substantially similar terms and conditions to the Current Advisory Agreement, and otherwise meets the requirements of Rule 15a-4 under the 1940 Act, including the escrowing of advisory fees, pending shareholder approval of the New Advisory Agreement. In the event the Fund’s shareholders do not ultimately approve the New Advisory Agreement, the Adviser will receive the lesser of any costs incurred in performing under the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or the total amount in the escrow account (plus interest earned).

If the Fund’s shareholders do not ultimately approve the New Advisory Agreement, the Adviser may no longer be able to serve as the investment adviser for the Fund and the Board will consider what actions may be appropriate for the Fund.

More detailed information regarding the Transaction and the proposal to be voted upon at the Fund’s Special Shareholder Meeting will be provided in a proxy statement in connection with the Special Shareholder Meeting. When you receive your proxy statement, please review it carefully and cast your vote. This supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

For more information, or to obtain a copy of the Fund’s Prospectus or Statement of Additional Information free of charge, please contact the Fund at 1-800-514-3583.

Investors should retain this supplement for future reference.